                                                                     EXHIBIT 24

                        FEDERAL PAPER BOARD COMPANY, INC.
                                POWER OF ATTORNEY
                                    FORM 10-K





KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND JOHN T. FLYNN, JR., his true and lawful attorneys-in-fact, with full power to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended December 31, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.




Dated: March 10, 1995
                                             /s/ ROBERT D. BALDWIN
                                             ---------------------
                                                 Robert D. Baldwin

                                                                    EXHIBIT 24
                                                                    (Continued)

                        FEDERAL PAPER BOARD COMPANY, INC.
                                POWER OF ATTORNEY
                                    FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND JOHN T. FLYNN, JR., his true and lawful attorneys-in-fact, with full power to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended December 31, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.




Dated: March 15, 1995

                                             /s/ THOMAS L. CASSIDY
                                             ---------------------
                                                 Thomas L. Cassidy

                                                                     EXHIBIT 24
                                                                     (Continued)

                        FEDERAL PAPER BOARD COMPANY, INC.
                                POWER OF ATTORNEY
                                    FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND JOHN T. FLYNN, JR., his true and lawful attorneys-in-fact, with full power to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended December 31, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.




Dated: March 14, 1995

                                             /s/ W. RAN CLERIHUE
                                             ------------------
                                                 W. Ran Clerihue

                                                                    EXHIBIT 24
                                                                    (Continued)

                        FEDERAL PAPER BOARD COMPANY, INC.
                                POWER OF ATTORNEY
                                    FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND JOHN T. FLYNN, JR., his true and lawful attorneys-in-fact, with full power to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended December 31, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.




Dated: March 17, 1995

                                             /s/ JAMES T. FLYNN
                                             ------------------
                                                 James T. Flynn

                                                                    EXHIBIT 24
                                                                    (Continued)

                        FEDERAL PAPER BOARD COMPANY, INC.
                                POWER OF ATTORNEY
                                    FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND JOHN T. FLYNN, JR., his true and lawful attorneys-in-fact, with full power to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended December 31, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.




Dated: March 10, 1995

                                             /s/ W. MARK MASSEY, JR.
                                             -----------------------
                                                 W. Mark Massey, Jr.

                                                                    EXHIBIT 24
                                                                    (Continued)

                        FEDERAL PAPER BOARD COMPANY, INC.
                                POWER OF ATTORNEY
                                    FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND JOHN T. FLYNN, JR., his true and lawful attorneys-in-fact, with full power to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended December 31, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.




Dated: March 14, 1995

                                             /s/ EDMUND J. KELLY
                                             -------------------
                                                 Edmund J. Kelly

                                                                    EXHIBIT 24
                                                                    (Continued)

                        FEDERAL PAPER BOARD COMPANY, INC.
                                POWER OF ATTORNEY
                                    FORM 10-K




KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints QUENTIN J. KENNEDY AND JOHN T. FLYNN, JR., his true and lawful attorneys-in-fact, with full power to act without the other and with full power of substitution and resubstitution, to sign in the name of such person the Annual Report of FEDERAL PAPER BOARD COMPANY, INC., on Form 10-K for the fiscal year ended December 31, 1994, and to file the same, with all exhibits and other documents thereto and other documents therewith, with the Securities and Exchange Commission.




Dated: March 17, 1995

                                        /s/ JOHN L. KELSEY
                                        ------------------
                                            John L. Kelsey